UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

PLx Pharma Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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PLX PHARMA INC.
8285 El Rio Street, Suite 130
Houston, Texas 77054

July 2, 2019

Dear Stockholders:

It is our pleasure to invite you to the 2019 Annual Meeting of Stockholders of PLx Pharma Inc. We will hold the meeting on Thursday, August 15, 2019, at 11:00 a.m., local time, at the offices of Olshan Frome Wolosky LLP located at 1325 Avenue of the Americas, New York, New York 10019.

We describe in detail the actions we expect to take at the annual meeting in the accompanying Notice of Annual Meeting of Stockholders and proxy statement.

Your vote is important. Whether or not you plan to attend the annual meeting, please promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

Thank you for your ongoing support of and continued interest in PLx Pharma Inc. We hope to see you at the meeting.

Sincerely,

/s/ Michael J. Valentino

Michael J. Valentino
Executive Chairman of the Board

PLX PHARMA INC.
8285 El Rio Street Suite 130
Houston, Texas 77054

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 15, 2019

Notice is hereby given that the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of PLx Pharma Inc. (the “Company”) will be held on Thursday, August 15, 2019, at 11:00 a.m., local time, at the offices of Olshan Frome Wolosky LLP located at 1325 Avenue of the Americas, New York, New York 10019, for the following purposes, as more fully described in the accompanying proxy statement:

1.	to elect each of Gary Balkema, Kirk Calhoun, Robert Casale, John Hadden II, Michael Valentino and Natasha Giordano, to serve as directors until the Company’s 2020 Annual Meeting of Stockholders and until their successors are duly elected and qualify;
2.	to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and
3.	to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on June 28, 2019 are entitled to notice of, and to vote at, the Annual Meeting. This Notice of Annual Meeting of Stockholders, proxy statement and form of proxy are first being mailed to stockholders on or about July 2, 2019.

Your vote is extremely important, regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting, we ask that you promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

By order of the Board of Directors,

/s/ Michael J. Valentino

July 2, 2019	Michael J. Valentino
Houston, Texas	Executive Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for PLx Pharma Inc.
2019 Annual Meeting of Stockholders to be Held on August 15, 2019

The Proxy Statement, our form of proxy card, and our Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2018 are available on the Internet at www.plxpharma.com.

PLX PHARMA INC.

PROXY STATEMENT

PLx Pharma Inc., a Delaware corporation (the “Company,” “we,” “us” or “our”), furnishes this proxy statement (“Proxy Statement”) in connection with the solicitation of proxies by our board of directors (the “Board” or “Board of Directors”) for use at the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the offices of Olshan Frome Wolosky LLP located at 1325 Avenue of Americas, New York, New York 10019, on Thursday, August 15, 2019 at 11:00 a.m., local time, and any adjournments thereof. This Proxy Statement, along with a Notice of Annual Meeting of Stockholders and either a proxy card or a voting instruction card, are being mailed to stockholders beginning on or about July 2, 2019.

Questions and Answers about
the Proxy Materials and the Annual Meeting

Q:	Why did I receive this Proxy Statement?
A:	The Board is soliciting your proxy to vote at the Annual Meeting because you were a stockholder at the close of business on June 28, 2019, the record date, and are entitled to vote at the Annual Meeting.

This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.

Q:	What information is contained in this Proxy Statement?
A:	The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the Board and its committees, the compensation of directors and certain executive officers, and certain other required information.
Q:	What should I do if I receive more than one set of voting materials?
A:	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.
Q:	How may I obtain an additional set of proxy materials?
A:	All stockholders may write to us at the following address to request an additional copy of these materials:

PLx Pharma Inc.
8285 El Rio St., Suite 130
Houston, TX 77054
Attention: Rita O’Connor
E-mail: roconnor@plxpharma.com

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Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, VStock Transfer, LLC, you are considered, with respect to those shares, the “stockholder of record.” If you are a stockholder of record, this Proxy Statement, our 2018 Annual Report on Form 10-K, as amended (the “2018 Form 10-K”), and a proxy card have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. If you own shares held in street name, this Proxy Statement and the 2018 Form 10-K have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or the Internet, if the broker, bank or nominee offers these alternatives. Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

Q:	What am I voting on at the Annual Meeting?
A:	You are voting on the following proposals:
•	to elect each of Gary Balkema, Kirk Calhoun, Robert Casale, John Hadden II, Michael Valentino and Natasha Giordano to serve as directors until the Company’s 2020 Annual Meeting of Stockholders and until their successors are duly elected and qualify;
•	to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and
•	to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board recommends a vote “FOR” the election of each of its nominees to the Board; and “FOR” the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Q:	How do I vote?
A:	You may vote using any of the following methods:
•	With your proxy card or voting instruction card. Following the instructions on the proxy card or voting instruction card, you may complete, sign and date the card and return it in the prepaid envelope.
•	By telephone or the Internet (if available). If you own shares held in street name, you will receive voting instructions from your bank, broker or other nominee and may vote by telephone or on the Internet if they offer that alternative. Stockholders of record will not be able to vote by telephone or on the Internet.
•	In person at the Annual Meeting. All stockholders may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you own shares held in street name, you must obtain a legal proxy from your bank, broker or other nominee and present it to the inspector of election with your ballot when you vote at the Annual Meeting.
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Q:	If I beneficially own shares of common stock, can my broker, bank or other nominee vote my shares without my instructions?

If you do not give instructions to your broker, bank or other nominee, they can still vote your shares with respect to certain “discretionary” items, but they cannot vote your shares with respect to certain “non-discretionary” items. The proposal regarding the election of directors is a “non-discretionary” item. Any shares for which you do not provide instructions to your brokerage firm regarding how to vote for such proposal will be counted as “broker non-votes.” Broker non-votes are shares which are held in street name by a broker, bank or other nominee which indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter. In tabulating the voting results, shares that constitute broker non-votes will have no effect on the outcome of Proposal No. 1, assuming that a quorum is present.

Please provide voting instructions to your broker, bank or other nominee regarding all proposals so that your vote can be counted.

Q:	What can I do if I change my mind after I vote my shares?
A:	If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:
•	sending written notice of revocation to our Corporate Secretary;
•	submitting a new, proper proxy dated later than the date of the revoked proxy; or
•	attending the Annual Meeting and voting in person.

If you beneficially own shares held in street name, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described above. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Q:	What if I return a signed proxy card, but do not vote for some of the matters listed on the proxy card?
A:	If you return a signed proxy card without indicating your vote, your shares will be voted in accordance with the Board’s recommendations as follows: “FOR” the election of each of its nominees to the Board; and “FOR” the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.
Q:	Can my shares be voted if I do not return my proxy card or voting instruction card and do not attend the Annual Meeting?
A:	If you do not vote your shares held of record (registered directly in your name, not in the name of a bank or broker), your shares will not be voted.

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If you do not vote your shares held in street name with a broker, your broker will not be authorized to vote on most items being put to a vote, including the election of directors. If your broker returns a valid proxy but is not able to vote your shares, they will constitute “broker non-votes,” which are counted for the purpose of determining the presence of a quorum, but otherwise do not affect the outcome of any matter being voted on at the Annual Meeting.

Q:	What are the voting requirements with respect to each of the proposals?
A:	In the election of directors, each director nominee shall be elected by the majority of the votes cast (which includes votes withheld) with respect to that nominee’s election (meaning the number of shares voted “FOR” a nominee must exceed the number of shares voted “AGAINST” such nominee). Abstentions and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the election of nominees.

Proposal No. 2 requires the affirmative (“FOR”) vote of the majority of the votes cast. Abstentions are not considered votes cast, and will have no effect on the outcome of the vote for these proposals. Brokers are entitled to vote on the ratification of the auditors.

Q:	How many votes do I have?
A:	You are entitled to one vote for each share of our common stock, par value $0.001 per share (“Common Stock”) that you hold. As of June 28, 2019, the record date, there were 8,871,369 shares of Common Stock outstanding.
Q:	Is cumulative voting permitted for the election of directors?
A:	We do not use cumulative voting for the election of directors.
Q:	What happens if a nominee for director does not stand for election?
A:	If for any reason any nominee does not stand for election, any proxies we receive will be voted in favor of the remaining nominees and may be voted for a substitute nominee in place of the nominee who does not stand. We have no reason to expect that any of the nominees will not stand for election.
Q:	What happens if additional matters are presented at the Annual Meeting?
A:	Other than the two items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Natasha Giordano and Rita O’Connor, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.
Q:	How many shares must be present or represented to conduct business at the Annual Meeting?
A:	A quorum will be present if at least a majority of the outstanding shares of our Common Stock entitled to vote at the Annual Meeting, totaling 4,435,685 shares, is represented at the Annual Meeting, either in person or by proxy.

Both abstentions and broker non-votes (described above) are counted for the purpose of determining the presence of a quorum.

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Q:	How can I attend the Annual Meeting?
A:	You may attend the Annual Meeting only if you were a stockholder of the Company as of the close of business on June 28, 2019, the record date, or if you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. If you are a stockholder of record, your name will be verified against the list of stockholders of record on the record date prior to your admission to the Annual Meeting. If you are not a stockholder of record, but hold shares through a broker, bank or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to June 28, 2019, a copy of the voting instruction card provided by your broker, bank or other nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting.

The Annual Meeting will begin promptly on Thursday, August 15, 2019, at 11:00 a.m., local time. You should allow adequate time for check-in procedures.

Q:	How can I vote my shares in person at the Annual Meeting?
A:	Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank or nominee that holds the shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card or voting instruction card as described herein so your vote will be counted if you later decide not to attend the Annual Meeting.
Q:	What is the deadline for voting my shares?
A:	If you hold shares as a stockholder of record, we must receive your vote by proxy before the polls close at the Annual Meeting, except that proxies submitted via the Internet or telephone must be received by 1:00 a.m., Eastern Time, on Thursday, August 15, 2019.

If you hold shares in street name, please follow the voting instructions provided by your broker, bank or other nominee. You may vote these shares in person at the Annual Meeting only if at the Annual Meeting you provide a legal proxy obtained from your broker, bank or other nominee.

Q:	Is my vote confidential?
A:	Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties except (i) as necessary to meet applicable legal requirements, (ii) to allow for the tabulation of votes and certification of the vote and (iii) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which we then forward to our management.
Q:	How are votes counted?
A:	For the election of directors, you may vote “FOR” any or all nominees or your vote may be “WITHHELD” with respect to any or all nominees. For the other items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you elect to “ABSTAIN,” the abstention will be counted for the purpose of establishing a quorum. With regard to the outcome of voting, an abstention will have no effect on the outcome of Proposal No. 2.
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Q:	Where can I find the voting results of the Annual Meeting?
A:	We intend to announce preliminary voting results at the Annual Meeting and publish final voting results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (“SEC”) within four business days after the Annual Meeting.
Q:	Who will bear the cost of soliciting votes for the Annual Meeting?
A:	The Company making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We have retained InvestorCom LLC, at 19 Old Kings Highway S., Suite 210, Darien, CT 06820, to act as a proxy solicitor in connection with the Annual Meeting at a cost of $5,000 plus reasonable out-of-pocket expenses. If you have questions about the Annual Meeting, please call InvestorCom at (203) 972-9300 or toll free at (877) 972-0090, or email them at info@investor-com.com. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.
Q:	How can I obtain the Company’s corporate governance information?
A:	The following information is available in print to any stockholder who requests it:
•	The Certificate of Incorporation, as amended
•	The Amended and Restated Bylaws of the Company (the “Bylaws”)
•	The charters of the following committees of the Board: the Audit Committee, the Nominating and Governance Committee and the Compensation Committee
•	The Code of Business Conduct and Ethics
Q:	How may I obtain the 2018 Form 10-K and other financial information?
A:	A copy of the 2018 Form 10-K is enclosed with this Proxy Statement. Stockholders may request another free copy of the 2018 Form 10-K and other financial information by contacting us at:

PLx Pharma Inc.
8285 El Rio St, Suite 130
Houston, TX 77054
Attention: Rita O’Connor
E-mail: roconnor@plxpharma.com

Alternatively, current and prospective investors can access the 2018 Form 10-K at www.plxpharma.com. We will also furnish any exhibit to the 2018 Form 10-K if specifically requested. Our SEC filings are also available free of charge at the SEC’s website, www.sec.gov, and at the Investor Relations portion of our website, www.ir.plxpharma.com/investor-relations.

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Q:	What if I have questions for the Company’s transfer agent?
A:	Please contact our transfer agent at the telephone number or address listed below with any questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

VStock Transfer, LLC
Mail Address: 18 Lafayette Place, Woodmere, NY 11598
Overnight Delivery Address: 18 Lafayette Place, Woodmere, NY 11598
Toll free for US and Canada: (855) 9VSTOCK
Outside of US and Canada: (212) 828-8436

Q:	Who can help answer my questions?
A:	If you have any questions about the Annual Meeting or how to vote or revoke your proxy, please contact InvestorCom at:

InvestorCom LLC
19 Old Kings Highway S., Suite 210
Darien, CT 06820
Telephone: (203) 972-9300 or Toll Free (877) 972-0090
Fax: (203) 966-6478
E-mail: info@investor-com.com

You also can contact us at:

PLx Pharma Inc.
8285 El Rio St, Suite 130
Houston, TX 77054
Attention: Rita O’Connor
Telephone: (973) 409-6543
E-mail: roconnor@plxpharma.com

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Proposal No. 1: Election of Directors

There are six nominees for election to the Board at the Annual Meeting: Gary Balkema, Kirk Calhoun, Robert Casale, John Hadden II, Michael Valentino and Natasha Giordano. All of our director nominees currently serve as directors of the Company.

Pursuant to the Company’s Amended and Restated Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock (the “Certificate of Designation”), the holders of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), have the exclusive right, voting separately as a class, to elect one (1) director to the Board of Directors, for so long as Park West Asset Management LLC and its affiliates hold at least twenty-five percent (25%) of the issued and outstanding Series A Preferred Stock. The holders of a majority of the outstanding Series A Preferred Stock have, as of the date of this proxy statement, elected Anthony Bartsh as a director.

Each director is elected annually to serve until our next annual meeting of stockholders and until his or her successor is duly elected and qualifies. Except where authority to vote for directors has been withheld, it is intended that the proxies received pursuant to this solicitation will be voted “FOR” the nominees named below. If for any reason any nominee does not stand for election, such proxies will be voted in favor of the remainder of those named and may be voted for substitute nominees in place of those who do not stand. Management has no reason to expect that any of the nominees will not stand for election.

The following table and paragraphs set forth information regarding our current directors and nominees for election to the Board, including the business experience for the past five years (and, in some instances, for prior years) of each of our directors and director nominees and the experiences and skills that led to the conclusion that the nominees should serve as directors.

Name	Age	Position
Michael J. Valentino	65	Executive Chairman
Natasha Giordano	59	President, Chief Executive Officer and Director
Gary S. Balkema	64	Director
Anthony Bartsh	40	Director
Kirk Calhoun	75	Director
Robert Casale	60	Director
John W. Hadden II	49	Director

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Michael J. Valentino.  Mr. Valentino has served as Executive Chairman of the Board since July 2011 and brings over 30 years of experience in the healthcare industry, including a broad range of critical leadership positions at both major pharmaceutical companies and venture backed start-ups. He previously served as President and Chief Executive Officer of Xanodyne Pharmaceuticals, Inc. from June 2009 to May 2010. From June 2003, Mr. Valentino successfully built start-up Adams Respiratory Therapeutics into a fully integrated specialty pharmaceutical company with more than $490 million in annual revenue and leading OTC brands such as Mucinex® and Delsym®. Under his leadership, Adams completed its initial public offering in July 2005, which was ranked by The Wall Street Journal as the No. 1 Health Care IPO in 2005, and in December 2007, the Company entered into a definitive agreement under which it would be acquired by Reckitt Benckiser, a world leader in household cleaning, health and personal care, for approximately $2.3 billion. Previously, Mr. Valentino was President and Chief Operating Officer at Alpharma, a leading global generic pharmaceutical company. Prior to joining Alpharma, he served as Executive Vice President, Global Head Consumer Pharmaceuticals for Novartis AG. He earlier served as President and Chief Operating Officer of Novartis Consumer Healthcare, North America. Mr. Valentino was also President of Pharmacia & Upjohn’s Consumer Products Division. Throughout his career, Mr. Valentino has been at the forefront of seven major prescription to OTC switches including such well known consumer brands as Benadryl®, Rogaine Extra Strength®, Motrin Jr.®, Nasalcrom®, Lamisil®, Voltaren (EU) and Mucinex®. He has served as Chairman of the Consumer Healthcare Products Association. We believe Mr. Valentino is qualified to serve as a director due to his extensive experience in sales, marketing and general management and knowledge of the consumer products and pharmaceutical industries.

Natasha Giordano.  Ms. Giordano was appointed our President and Chief Executive Officer and a Director effective January 1, 2016. Previously, Ms. Giordano served as the Interim Chief Executive Officer of ClearPoint Learning, Inc., a position she held from May 2015 through November 2015. She also served on the ClearPoint board of directors from December 2009 through November 2015. Previously, Ms. Giordano served as the Chief Executive Officer of Healthcare Corporation of America from January 2014 through August 2014. From June 2009 to August 2012, Ms. Giordano served as Chief Operating Officer and then as Chief Executive Officer, President and a member of the board of directors of Xanodyne Pharmaceuticals, Inc., a branded specialty pharmaceutical company with development and commercial capabilities focused on pain management and women’s health. Prior to that, she served as President, Americas, for Cegedim Dendrite (formerly Dendrite International Inc.) from 2007 to 2008 and as Senior Vice President of the Global Customer Business Unit of Cegedim Dendrite from 2004 to 2007. She had been with Cegedim Dendrite since 2000 and served as Group President for Global Business Unit for major customers, and Vice President of Global Sales. Earlier in her career, she worked nine years with Parke-Davis, then owned by Warner Lambert, in several sales and marketing positions including Strategic Alliance management and Sales Integration. Ms. Giordano holds a Bachelor of Science degree in nursing from Wagner College. We believe Ms. Giordano is qualified to serve as a director due to her extensive experience in sales and general management and knowledge of the pharmaceutical industry.

Kirk Calhoun.  Mr. Calhoun is a Certified Public Accountant (non-practicing) with a background in auditing and accounting, and has served as a director and as chair of the Company’s audit committee since February 2016. Mr. Calhoun joined Ernst & Young LLP, a public accounting firm, in 1965 and served as a partner of the firm from 1975 until his retirement in 2002. Mr. Calhoun currently serves on the board and audit committee for NantHealth, Inc. and Ryerson Holding Corporation. Mr. Calhoun has served previously on the boards and audit committees of seven public companies in the life sciences industry, including Abraxis Bioscience, Inc., Myogen, Inc., and Adams Respiratory Therapeutics, Inc. Mr. Calhoun also currently serves on the boards of three private companies in the life sciences industry. Mr. Calhoun received a B.S. in Accounting from the University of Southern California. We believe Mr. Calhoun is qualified to serve as a director due to his significant financial expertise and experience, particularly in the pharmaceutical industry.

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Gary S. Balkema.  Mr. Balkema has served as a director of the Company since February 2016. Mr. Balkema most recently served as the President of Bayer Healthcare LLC and Worldwide Consumer Care Division retiring in 2011. He joined Bayer in 1995 as President of the U.S. Consumer Care Division to merge two OTC drug businesses and repositioned Bayer Aspirin following a ten-year decline into a growing business and assumed additional responsibilities over time culminating in leading their worldwide OTC business. Prior to Bayer Mr. Balkema was Vice President and General Manager responsible for American Cyanamid Co.’s Lederle Consumer Health Division responsible for their OTC drug business. He joined American Cyanamid Co. in 1977 assuming increasing roles of responsibility over time. Mr. Balkema has served in the leadership of the key consumer products industry associations including Chairman of the Consumer Healthcare Products Association, Chairman of the World Self Medication Industry and on the leadership council for the National Association of Chain Drug Stores. He currently serves on the Board of Directors of Brady Corporation since 2010 where he is the Chair of the Management Development & Compensation Committee and is a member of the Audit Committee. We believe Mr. Balkema is qualified to serve as a director due to his experience in sales, marketing and management in both the consumer product and pharmaceutical industries.

Anthony Bartsh. Mr. Bartsh has served as a director of the Company since March 2019. Mr. Bartsh is a portfolio manager and partner at Park West Asset Management, a $2.7 billion hedge fund based in the San Francisco Bay Area. Prior to Park West, Mr. Bartsh was an investment analyst at Emrose Capital and Crosslink Capital. He graduated from the University of Notre Dame in 2001 with a B.B.A. in Finance and Accounting. Mr. Bartsh was selected as a director by the holders of a majority of the outstanding Series A Preferred Stock. We believe Mr. Bartsh is qualified to serve as a director due to his financial and investment expertise and experience.

Robert Casale.  Mr. Casale has served as a director of the Company since February 2016. Mr. Casale has over 30 years of healthcare experience. Since July 2013 Mr. Casale has been an independent consultant specializing in consumer healthcare and pharmaceutical marketing, strategic planning and business development. He was the Co-founder and Chief Executive Officer of Scerene Healthcare, a company dedicated to marketing pure and efficacious anti-aging skin care and feminine hygiene products since February 2009. The assets of Scerene were sold to Enaltus in June 2012. Prior to Scerene, Mr. Casale was the Chief Operating Officer of Adams Respiratory Therapeutics. He joined Adams in 2004 as Vice President, Marketing and Business Development and was named Chief Operating Officer in 2006. In addition to developing the award winning Mr. Mucus advertising campaign, he led the diversification of the Adams’ portfolio of products by launching Mucinex D and DM, Mucinex for Children, Mucinex Nasal Spray. He also led the acquisition of the Delsym brand, which nearly doubled in sales after two years at Adams. Mr. Casale began his career in 1983 at a Wall Street law firm and joined the legal division of Warner Lambert in 1986. In 1993, he was appointed Warner-Lambert’s Vice President of Marketing for the company’s upper respiratory and gastrointestinal (GI) consumer products and oversaw several brands, including Benadryl, Sudafed, Zantac 75 and Rolaids. He also served as a global vice president for Warner-Lambert’s GI and skin care businesses. Following Warner-Lambert’s acquisition by Pfizer Inc., he served as Vice President, Strategic Planning and Business Development for Pfizer’s Consumer Healthcare Division. Mr. Casale currently serves on the Boards of Daiichi Sankyo, Inc. and Alitair Pharmaceuticals, Inc. He was Chairman of Topaz Pharmaceuticals, which was sold to Sanofi Aventis in 2011, was on the Board of NextWave Pharmaceuticals, which was sold to Pfizer in 2012 and was on the Board of Insight Pharmaceuticals, which was sold to Prestige in 2014. We believe Mr. Casale is qualified to serve as a director due to his significant marketing and management experience in the consumer products and pharmaceutical industries.

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John W. Hadden II.  Mr. Hadden has served as a director of the Company since February 2016. Since 2017, Mr. Hadden has advised the CEOs or board of directors of several biotechnology companies, non-profits, and private equity investors. Mr. Hadden is a founder of IRX Therapeutics and served as director from 1999 to 2017. He served as Chief Executive Officer of IRX Therapeutics from January 2007 to March 2017. Between 2004 and 2007, Mr. Hadden was the firm’s Chief Operating Officer. Between 1998 and 2004, Mr. Hadden was Executive Vice President, and between 1998 and 2001, Mr. Hadden was also IRX’s Chief Financial Officer. From 1991 to 1995 and from 1997 to 1998, Mr. Hadden held various positions at JP Morgan & Co., Inc. Mr. Hadden’s transaction experience includes merger & acquisition, investment banking, and venture investing, including healthcare and biotechnology. In June 1997, he earned his M.B.A. from the Harvard University Graduate School of Business Administration. Mr. Hadden earned his B.S. in Management, summa cum laude, from Tulane University. We believe Mr. Hadden is qualified to serve as a director due to his financial and investment banking related expertise and management experience in the pharmaceutical industry.

Family Relationships

There are no family relationships among our executive officers, directors or persons nominated or chosen to become a director or officer of the Company, except that Michael Valentino, our Executive Chairman of the Board, and Steven Valentino, Vice President of Trade Sales are siblings.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors, executive officers and holders of more than 10% of our Common Stock to file with the SEC initial reports of ownership and reports of changes in the ownership of Common Stock and other equity securities of the Company. Such persons are required to furnish us with copies of all Section 16(a) filings.

Based solely upon a review of the copies of the forms and amendments thereto filed electronically with the SEC with respect to the most recent fiscal year, we believe that our directors, officers and holders of more than 10% of our Common Stock complied with all applicable filing requirements during the 2018 fiscal year, except for the inadvertent omission of 750 shares of Common Stock from Dr. Deliargyris’ timely filed Form 3 on August 31, 2018, which shares were reported on an amended Form 3 filed on March 19, 2019.

Related Person Transactions and Certain Relationships

Procedures for Review and Approval of Transactions with Related Parties

All transactions between us and any of our officers, directors, director nominees, principal stockholders or their immediate family members are required to be reviewed and approved by the Audit Committee or the Nominating and Governance Committee, as applicable. Such policy and procedures are set forth in the Code of Business Conduct and Ethics, as well as the Nominating and Governance Committee charter and the Audit Committee charter.

Preferred Stock Transaction

Anthony Bartsh, one of our directors, is an employee of Park West Asset Management LLC, the holder of all of the Company’s Series A Preferred Stock. On December 20, 2018, the Company entered into a Purchase Agreement (the “Purchase Agreement”) with Park West Investors Master Fund, Limited, a Cayman Islands exempted company and Park West Partners International, Limited, a Cayman Islands exempted company (together with Park West Investors Master Fund, Limited, the “Investors”), at a time when Mr. Bartsh was not a director of the Company. On February 20, 2019, pursuant to the Purchase Agreement, the Company issued 15,000 shares of the Company’s newly created Series A Preferred Stock to the Investors at a price of $1,000 per share, for an aggregate purchase consideration of $15.0 million. The terms, rights, obligations and preferences of the Series A Preferred Stock are set forth in the Certificate of Designation.

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Pursuant to the Certificate of Designation, the holders of the Series A Preferred Stock have the exclusive right, voting separately as a class, to elect one (1) director (the “Series A Director”) to the Board, for so long as Park West Asset Management LLC and its affiliates hold at least twenty-five percent (25%) of the issued and outstanding Series A Preferred Stock. The Series A Preferred Stock holders nominated and appointed Mr. Bartsh in March 2019 to serve as the Series A Director.

Vote Required

Each nominee receiving a majority of the affirmative (“FOR”) votes cast at the Annual Meeting will be elected to the Board.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the election of each of its nominees to the Board to serve until the Company’s 2020 Annual Meeting of Stockholders and until their successors are duly elected and qualify.

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Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee has appointed Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. Although this appointment does not require ratification, the Board has directed that the appointment of Marcum LLP be submitted to stockholders for ratification due to the significance of the appointment. If stockholders do not ratify the appointment of Marcum LLP, the Audit Committee will consider the appointment of another independent registered public accounting firm. A representative of Marcum LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement and will be available to respond to appropriate questions.

Change in Auditors. The Company’s prior independent public accountants, GBH CPAs, PC (“GBH”), resigned, effective August 6, 2018, as a result of combining its practice with Marcum LLP. The engagement of Marcum LLP was approved by the Audit Committee of the Company’s Board of Directors.

GBH’s reports on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2017 and 2016 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2017 and 2016 and through August 6, 2018, there were no disagreements with GBH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to GBH’s satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the fiscal years ended December 31, 2017 and 2016 and through August 6, 2018, there were no events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended December 31, 2017 and 2016 and through August 6, 2018, the Company did not consult with Marcum LLP with respect to any matter whatsoever including without limitation with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company previously disclosed this information in its Current Report on Form 8-K filed with the SEC on August 6, 2018, provided GBH with a copy of the foregoing disclosure and requested that it furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made therein. A copy of such letter, dated August 6, 2018, was filed as Exhibit 16.1 to such Form 8-K.

Audit and Non-Audit Fees

The following table presents aggregate fees billed for professional services rendered by Marcum LLP (GBH CPAs, PC combined its practice with Marcum LLP in 2018) for fiscal years 2018 and 2017. There were no other professional services rendered or fees billed by Marcum LLP or GBH CPAs, PC for fiscal years 2018 and 2017.

Services Rendered	2018	2017
Audit Fees(1)	$93,000	$80,494
Audit-Related Fees(2)	—	$23,800
Tax Fees(3)	$7,600	—
All Other Fees	—	—
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(1)	These fees include the audits of our annual consolidated financial statements for fiscal years 2018 and 2017 and the reviews of our consolidated financial statements included in our Quarterly Reports on Form 10-Q for fiscal years 2018 and 2017.
(2)	These fees are related to consultations regarding the reverse merger with Dipexium Pharmaceuticals, Inc. and the Form S-4 filed in January 2017.
(3)	These fees are related to tax filings for fiscal year 2017.

Pre-Approval Policies and Procedures

All services provided by our independent registered public accounting firm are subject to pre-approval by our Audit Committee. The Audit Committee has also adopted policies and procedures that are detailed as to the particular service and that do not include delegation of the Audit Committee’s responsibilities to management under which management may engage our independent registered public accounting firm to render audit or non-audit services. Before granting any approval, the Audit Committee gives due consideration to whether approval of the proposed service will have a detrimental impact on the independence of the independent registered public accounting firm. The full Audit Committee pre-approved all services provided by Marcum & GBH CPAs, PC for fiscal years 2018 and 2017.

Vote Required

The affirmative (“FOR”) vote of the majority of the votes cast at the Annual Meeting is required to ratify the appointment of Marcum LLP as our registered public accounting firm for the fiscal year ending December 31, 2019.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information with respect to the beneficial ownership of our Common Stock as of June 28, 2019, by:

•	each person, or group of affiliated persons, known to us to beneficially own more than 5% of our outstanding Common Stock;
•	each of our directors, director nominees and named executive officers; and
•	all of our directors and executive officers as a group.

The amounts and percentages of Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. The information relating to our 5% beneficial owners is based on information we received from such holders. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power, which includes the power to vote or direct the voting of a security, or investment power, which includes the power to dispose of or to direct the disposition of a security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. Except as otherwise set forth below, the address of the persons listed below is c/o PLx Pharma Inc., 8285 El Rio St., Suite 130, Houston, TX 77054 and each of the persons listed has, to our knowledge, sole voting and investment power with respect to the indicated shares of Common Stock.

Name of Beneficial Owner	Number of Shares of Common Stock	Percentage of Outstanding Common Stock (1)
5% or Greater Stockholders
Park West Asset Management LLC(2)	1,473,218	16.61%

Directors and Named Executive Officers
Michael J. Valentino(3)	338,390	3.75%
Natasha Giordano(4)	304,538	3.32%
Rita O’Connor(5)	40,000	*
Gary S. Balkema(6)	14,447	*
Anthony Bartsh	-	-
Kirk Calhoun(7)	10,677	*
Robert Casale(8)	11,712	*
John W. Hadden II(9)	11,192	*
All current executive officers and directors as a group (9 persons)(10)	731,706	7.79%

____________
* Represents holdings of less than 1% of shares outstanding.

(1)	The applicable percentage of ownership for each beneficial owner is based on 8,871,369 shares of Common Stock outstanding as of June 28, 2019. Shares of our Common Stock issuable upon exercise of options, warrants or other rights or the conversion of other convertible securities beneficially owned that are exercisable or convertible within 60 days are deemed outstanding for the purpose of computing the percentage ownership of the person holding such securities and rights and all executive officers and directors as a group.

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(2)	Based on information contained in a report on Schedule 13D/A filed jointly by Park West Asset Management LLC (“PWAM”), Park West Investors Master Fund, Limited (“PWIMF”), Park West Partners International, Limited (“PWPI” and, together with PWIMF, the “PW Funds”) and Peter S. Park on February 20, 2019. Consists of (i) 1,332,191 shares of Common Stock held by PWIMF and, subject to the limitations described below, 13,565 shares of Series A Preferred Stock, convertible into 5,217,307 shares of Common Stock and warrants to purchase up to 902,528 shares of Common Stock; and (ii) 141,027 shares of Common Stock held by PWPI and, subject to the limitations described below, 1,435 shares of Series A Preferred Stock, convertible into 551,923 shares of Common Stock and warrants to purchase up to 115,653 shares of Common Stock. The Series A Preferred Stock contains a provision prohibiting conversion to the extent that the holder, together with its affiliates, would beneficially own in excess of 9.9% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion. The warrants expire on June 14, 2027 and contain a provision prohibiting exercise to the extent that the holder, together with its affiliates, would beneficially own in excess of 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise. As a result of the foregoing, for purposes of Reg. Section 240.13d-3, PWAM and Mr. Park may be deemed to beneficially own the 1,473,218 shares of Common Stock held in the aggregate by the PW Funds, and no shares of Common Stock underlying the warrants and the Series A Preferred Stock held in the aggregate by the PW Funds. PWAM is the investment manager to PWIMF and PWPI, and Mr. Park is the sole member and manager of PWAM. Each of Mr. Park and PWAM has shared power to vote or direct the vote of 1,473,218 shares of Common Stock. Each of Mr. Park and PWAM has shared power to dispose or direct the disposition of 1,473,218 shares of Common Stock. PWIMF has shared power to vote or direct the vote of 1,332,191 shares of Common Stock. PWIMF has shared power to dispose or direct the disposition of 1,332,191 shares of Common Stock. Each of PWAM and Mr. Park specifically disclaims beneficial ownership in the shares of Common Stock reported herein except to the extent of their pecuniary interest therein. The address of Mr. Park, PWAM, PWIMF and PWPI is c/o Park West Asset Management LLC, 900 Larkspur Landing Circle, Suite 165, Larkspur, California 94939.

(3)	Consists of 196,790 shares of Common Stock, options to purchase 112,509 shares of Common Stock exercisable within 60 days of June 28, 2019 and warrants to purchase 29,091 shares of Common Stock exercisable within 60 days of June 28, 2019.

(4)	Consists of 1,086 shares of Common Stock and options to purchase 303,452 shares of Common Stock exercisable within 60 days of June 28, 2019.

(5)	Consists of options to purchase 40,000 shares of Common Stock exercisable within 60 days of June 28, 2019.

(6)	Consists of 5,445 shares of Common Stock and options to purchase 9,002 shares of Common Stock exercisable within 60 days of June 28, 2019.

(7)	Consists of 1,675 shares of Common Stock and options to purchase 9,002 shares of Common Stock exercisable within 60 days of June 28, 2019.

(8)	Consists of 2,710 shares of Common Stock and options to purchase 9,002 shares of Common Stock exercisable within 60 days of June 28, 2019.

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(9)	Consists of 2,190 shares of Common Stock and options to purchase 9,002 shares of Common Stock exercisable within 60 days of June 28, 2019.

(10)	Consists of 210,646 shares of Common Stock, options to purchase 491,969 shares of Common Stock exercisable within 60 days of June 28, 2019 and warrants to purchase 29,091 shares of Common Stock exercisable within 60 days of June 28, 2019.

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Corporate Governance

Director Independence

The Board has determined that all of our non-employee directors are independent within the meaning of the SEC rules. The Board has also determined that all directors serving on the Audit Committee, the Compensation Committee and the Nominating and Governance Committee are independent within the meaning of the SEC rules with respect to membership on each such committee.

Board and Committee Meetings

During the fiscal year ended December 31, 2018, the Board met or took action in writing 4 times, the Audit Committee met or took action in writing 4 times, the Compensation Committee met or took action in writing 4 times and the Nominating and Governance Committee met or took action in writing 3 times. Each of the directors then serving attended at least 75% or more of the aggregate of (i) the total number of meetings of the Board (held during the period for which he or she served as a director), and (ii) the total number of meetings held by all committees of the Board on which he served (during the periods that he served on such committees). All of our then-incumbent directors attended our 2018 Annual Meeting of Stockholders.

We have no written policy regarding director attendance at annual meetings of stockholders.

Board Committees

Our Board has three standing committees to assist it with its responsibilities. These committees are described below.

Audit Committee. The primary purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the consolidated financial statements of the Company. The Audit Committee is also charged with the review and approval of all related party transactions involving the Company. The current members of the Audit Committee are Messrs. Balkema, Calhoun and Hadden II. Mr. Calhoun currently serves as Chairman of the Audit Committee. The Board has determined that all members of the Audit Committee are audit committee financial experts, as defined by the SEC rules, based on their past business experience and financial certifications. The Audit Committee charter is posted in the “Investor Relations – Corporate Governance” section of our website at www.plxpharma.com.

Compensation Committee. The duties and responsibilities of the Compensation Committee include, among other things, reviewing and approving the Company’s general compensation policies, setting compensation levels for the Company’s executive officers, setting the terms of and grants of awards under share-based incentive plans and retaining and terminating executive compensation consultants. The current members of the Compensation Committee are Messrs. Balkema, Calhoun, Casale and Hadden II. Mr. Casale currently serves as Chairman of the Compensation Committee. The Compensation Committee charter is posted in the “Investor Relations – Corporate Governance” section of our website at www.plxpharma.com.

Nominating and Governance Committee. The duties and responsibilities of the Nominating and Governance Committee include, among other things, assisting the Board in identifying individuals qualified to become Board members and recommending director nominees for the next annual meeting of stockholders, and taking a leadership role in shaping the corporate governance of the Company. The current members of the Nominating and Governance Committee are Messrs. Balkema, Calhoun, Casale and Hadden II. Mr. Balkema currently serves as Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee charter is posted in the “Investor Relations – Corporate Governance” section of our website at www.plxpharma.com.

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Director Nominations

The Nominating and Corporate Governance Committee evaluates and recommends candidates for membership on the Board consistent with the criteria established by the committee. The Nominating and Corporate Governance Committee has not formally established any specific, minimum qualifications that must be met by each candidate for the Board or specific qualities or skills that are necessary for one or more of the members of the Board to possess. However, the Nominating and Corporate Governance Committee, when considering a candidate, will factor into its determination the following qualities of a candidate: educational background; diversity of professional experience, including whether the person is a current or former CEO or CFO or the head of a division of a successful company; knowledge of our business; integrity; professional reputation; strength of character; mature judgment; relevant technical experience; diversity; independence; wisdom; and ability to represent the best interests of our stockholders. The Nominating and Corporate Governance Committee may also consider such other factors as it may deem to be in the best interests of the Company and our stockholders.

The Nominating and Corporate Governance Committee uses the same criteria for evaluating candidates nominated by stockholders and self-nominated candidates as it does for those proposed by other Board members, management and search companies. For more information on how stockholders can nominate candidates for election as directors, see “Stockholder Proposals” below.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, thereby balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board up for re-election at an upcoming annual meeting of stockholders does not wish to continue in service, the Nominating and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nominating and Corporate Governance Committee and Board will be polled for suggestions as to individuals meeting the criteria of the Nominating and Corporate Governance Committee. Research may also be performed to identify qualified individuals. If the Nominating and Corporate Governance Committee believes that the Board requires additional candidates for nomination, it may explore alternative sources for identifying additional candidates. Alternative sources may include engaging, as appropriate, a third party search firm to assist in identifying qualified candidates.

While we do not have a specific policy related to Board diversity, the Board seeks nominees with a broad diversity of experience, expertise and backgrounds. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities and meet its objectives. Nominees are not discriminated against on the basis of race, gender, religion, national origin, sexual orientation, disability or any other basis prescribed by law.

Board Leadership Structure

The Board is led by Michael Valentino, our Executive Chairman of the Board since July 2011. The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Executive Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based on the then-current position and direction of the Company and the membership of the Board. The Board has determined that separating the roles of Chief Executive Officer and Executive Chairman of the Board is in the best interests of the Company’s stockholders at this time. This structure permits the Chief Executive Officer to focus exclusively on the management of our day-to-day operations and the Board to provide appropriate oversight.

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Board Role in Risk Oversight

Senior management is responsible for assessing and managing our various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies. The Board is responsible for overseeing management in the execution of its responsibilities and for assessing our approach to risk management. The Board exercises these responsibilities periodically as part of its meetings and also through the Board’s three committees, each of which examines various components of enterprise risk as part of its responsibilities. Members of each committee report to the full Board at the next Board meeting regarding risks discussed by such committee. In addition, an overall review of risk is inherent in the Board’s consideration of our long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics (the “Code of Ethics”), which covers a wide range of business practices and procedures and is intended to ensure to the greatest extent possible that our business is conducted in a consistently legal and ethical manner. The Code of Ethics is consistent with how we have always conducted our business and applies to all of our directors, officers and other employees, including our principal executive officer and principal financial and accounting officer. A copy of the Code of Ethics is publicly available in the “Investor Relations – Corporate Governance” section of our website at www.plxpharma.com. We intend to promptly disclose on our website any grant of waivers from or amendments to a provision of the Code of Ethics following such amendment or waiver.

Stockholder Communications with the Board

Any stockholder wishing to do so may communicate directly with the Board or specified individual directors by writing to:

Board of Directors (or name of individual director)

c/o Corporate Secretary

8285 El Rio St., Suite 130

Houston, TX 77054

All communications that are reasonably related to the Company or its business will be directed by the Corporate Secretary to the Board, or particular Board members, not later than the next regularly scheduled meeting of the Board. Notwithstanding the foregoing, the Corporate Secretary has the authority to discard or disregard or take other appropriate actions with respect to any inappropriate communications, such as unduly hostile, illegal or threatening communications.

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Additionally, the Audit Committee has established procedures for the receipt, retention and confidential treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including procedures for confidential, anonymous submissions by employees with respect to such matters. Employees and stockholders may raise a question or concern to the Audit Committee regarding accounting, internal accounting controls or auditing matters by writing to:

Chairman, Audit Committee

c/o Corporate Secretary

8285 El Rio St., Suite 130

Houston, TX 77054

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AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the consolidated financial statements for the fiscal year ended December 31, 2018, with both management and Marcum LLP, the Company’s independent registered public accounting firm. In its discussion, management has represented to the Audit Committee that the Company’s consolidated financial statements for the fiscal year ended December 31, 2018 were prepared in accordance with generally accepted accounting principles.

The Audit Committee meets with the Company’s independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. The Audit Committee has discussed with Marcum LLP the matters required to be discussed by Statement on Auditing Standard No. 16, “Communications with Audit Committees,” issued by the Public Company Accounting Oversight Board. Marcum LLP reported to the Audit Committee regarding the critical accounting estimates and practices and the estimates and assumptions used by management in the preparation of the audited consolidated financial statements as of December 31, 2018 and for the fiscal year then ended, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of use of such alternative treatments and the treatment preferred by Marcum LLP.

Marcum LLP provided a report to the Audit Committee describing the Company’s internal quality-control procedures and related matters. Marcum LLP also provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding Marcum LLP’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with Marcum LLP its independence. When considering Marcum LLP’s independence, the Audit Committee considered, among other matters, whether Marcum LLP’s provision of non-audit services to the Company is compatible with maintaining the independence of Marcum LLP. All audit and permissible non-audit services in 2018 and 2017 were pre-approved pursuant to these procedures.

Based on the Audit Committee’s review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

AUDIT COMMITTEE

Kirk Calhoun (Chairman) Gary Balkema Robert Casale John W. Hadden II

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MANAGEMENT

Executive Officers of the Company

The following table contains the names, positions and ages of the executive officers of the Company who are not directors.

Name	Position	Age
Rita O’Connor	Chief Financial Officer	50
Efthymios Deliargyris	Chief Medical Officer	51

Rita O’Connor. Ms. O’Connor joined the Company as Chief Financial Officer effective July 1, 2017. Previously she served as Chief Financial Officer of Kent Place School, an all-girls college preparatory school, since July 2013. She was previously the Chief Financial Officer and Chief Information Officer at Xanodyne Pharmaceuticals, Inc., an integrated specialty pharmaceutical company focused on pain management and women’s health, prior to which she was Chief Financial Officer and Treasurer of Adams Respiratory Therapeutics, a specialty pharmaceutical company focused on OTC and prescription products for the treatment of respiratory disorders. Earlier in her career she held positions of increasing responsibility during a seven-year tenure at Schering-Plough Corporation. She began her career at Deloitte and Touche. Ms. O’Connor is a licensed certified public accountant and earned her Bachelor of Science in Accounting from Rutgers University.

Efthymios Deliargyris. Dr. Efthymios “Makis” Deliargyris has served as our Chief Medical Officer since August 2018. Dr. Deliargyris is a triple board-certified physician (internal medicine, cardiology and interventional cardiology) with a distinguished career in clinical medicine and academia and significant biotech experience in global leadership roles. Most recently, Dr. Deliargyris was the founder and managing director of the Science and Strategy Consulting Group providing expert advice and solutions on scientific, regulatory, strategic and commercialization challenges to companies engaging in the cardiovascular arena. Previously, from 2012 until 2017, Dr. Deliargyris served as Global Medical Lead of the Cardiovascular franchise at The Medicines Company (NASDAQ: MDCO) where he led global medical strategy, global medical affairs and late stage R&D activities with successful FDA and EMA presentations leading to the approval of Cangrelor in both US and Europe. He originally joined the company in 2010 as Vice President and European Medical Director based in Munich, Germany. Prior to joining The Medicines Company, Dr. Deliargyris served as Chief, Cardiology and Interventional Cardiology at Athens Medical Center in Athens, Greece from 2004 until 2010 and as Assistant Professor of Cardiology and Director of the Intravascular Laboratory (IVUS) at Wake Forest University in Winston- Salem, NC from 2001 to 2004. Dr. Deliargyris is internationally recognized for his original research in cardiovascular disease and thrombosis and has authored over 90 publications in the top journals including the New England Journal of Medicine, the Journal of the American College of Cardiology and Circulation. His original research has been recognized with multiple awards, including the prestigious Society of Cardiac Angiography & Interventions (SCAI) Fellowship Award in 1999 for best original research in interventional cardiology in the United States. Dr. Deliargyris received his Doctor of Medicine degree from the Kapodistrian University of Athens School of Medicine and completed his residency training in internal medicine at Tufts University School of Medicine and his fellowships in cardiology and interventional cardiology at the University of North Carolina at Chapel Hill.

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Executive Compensation

Summary Compensation Table

The following table sets forth the cash and non-cash compensation for the fiscal years ended December 31, 2018 and 2017 earned by our named executive officers:

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($) (1)		Option Awards ($) (2)	Nonequity incentive plan compensation ($) (3)	Nonqualified deferred compensation earnings ($)	All other compensation ($) (4)	Total ($)
Michael J. Valentino	2018	$200,000		$-	$-		$-	$100,000	$-	$-	$300,000
Executive Chairman and Director	2017	$200,000	(5)	$-	$201,600	(6)	$-	$90,000	$-	$-	$491,600

Natasha Giordano President, Chief	2018	$400,000		$-	$-		$-	$200,000	$-	$16,000	$616,000
Executive Officer and Director	2017	$400,000	(5)	$-	$-		$358,747	$185,000	$-	$19,886	$963,633

Rita M. O'Connor (7)	2018	$300,000		$-	$-		$-	$150,000	$-	$12,500	$462,500
Chief Financial Officer	2017	$150,000		$-	$-		$253,557	$43,995	$-	$6,250	$453,802

(1)	The fair value of these stock awards was computed in accordance with methods allowed under FASB ASC Topic 718.

(2)	Value of stock options awards was calculated using Black Scholes pricing model with assumptions discussed in Note 7 to the Company’s financial statements as of and for the year ended December 31, 2018.

(3)	Amounts related to incentive compensation earned in 2018 and 2017 based on performance criteria established by the Board and paid in 2019 and 2018.

(4)	Includes automobile allowance.

(5)	Amount does not include salary earned in 2015, which was deferred and paid in 2017 upon achievement of certain conditions.

(6)	Represents the grant date fair value of a restricted stock grant of 30,000 shares of Common Stock awarded on August 10, 2017. These shares vested immediately upon grant on August 10, 2017.

(7)	Ms. O’Connor’s employment with the Company commenced on July 1, 2017 as the Company’s Chief Financial Officer.

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Employment Agreements

The following summaries set forth the material terms of the employment agreements entered into with the Company’s executive officers. Each such agreement provides generally that, in the event the executive officer’s role is terminated by the Board without cause or the executive officer resigns for “good reason,” they will be entitled to receive an amount equal to their annual base salary, plus any incentive compensation earned but unpaid as of the date of termination, and their stock option grant will become fully vested as of the date of termination.

Michael J. Valentino, Executive Chairman of the Board and Director

Mr. Valentino entered into an employment agreement with the Company, effective as of April 1, 2016, as amended on March 7, 2019, providing for a base salary of $237,500 per year effective February 1, 2019, subject to annual review and adjustment by the Board. Mr. Valentino is also eligible for a potential incentive award bonus of up to 50% (or higher or lower amount if so determined by the Board) of his base salary on an annualized basis. Mr. Valentino’s employment agreement provides for the grant of an initial stock option award equal to 112,509 shares of Common Stock, which became exercisable on July 22, 2018, generally subject to Mr. Valentino’s continued employment or consulting relationship with the Company. The options have an exercise price per share of $12.44, with a term of ten years from the date of grant.

Natasha Giordano, President and Chief Executive Officer

Ms. Giordano was appointed as the Company’s President and Chief Executive Officer pursuant to an employment agreement effective January 1, 2016, as amended on March 7, 2019. Ms. Giordano’s amended employment agreement provides that she will receive a base salary of $475,000 effective February 1, 2019 subject to annual review and adjustment by the Board. Ms. Giordano is also eligible for a potential incentive award bonus of up to 50% (or higher or lower amount if so determined by the Board) of her base salary on an annualized basis. Ms. Giordano is also eligible to participate in any employee benefit plans that may be available to the Company’s employees, subject to the terms of those plans. Ms. Giordano’s employment agreement provides for an initial stock option award equal to 216,580 shares of Common Stock, which became exercisable on September 25, 2018, generally subject to Ms. Giordano’s continued employment with the Company. The options have an exercise price per share of $12.44, with a term of ten years from the date of grant.

Rita O’Connor, Chief Financial Officer

Ms. O’Connor entered into an employment agreement with the Company, effective as of July 1, 2017, as amended on March 16, 2018 and as further amended on March 7, 2019, providing for a base salary of $325,000 per year effective February 1, 2019, subject to annual review by the Board. Ms. O’Connor is also eligible for a potential incentive award bonus of up to 50% (or higher or lower amount if so determined by the Board) of her base salary on an annualized basis. Ms. O’Connor is also eligible to participate in any employee benefit plans that may be available to the Company’s employees, subject to the terms of those plans. Ms. O’Connor’s employment agreement also provides for a grant of an initial stock option award equal to 60,000 shares of Common Stock, with 20,000 vesting on July 1, 2018, 20,000 vesting on July 1, 2019 and 20,000 vesting on July 1, 2020, generally subject to Ms. O’Connor’s continued employment. The options have an exercise price per share of $6.28, with a term of ten years from the date of grant.

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Outstanding Equity Awards at Fiscal Year End

The following table sets forth equity incentive plan awards for each named executive officer outstanding as of the end of our last completed fiscal year:

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Equity Incentive Plans Awards; Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market Value of shares or units of stock that have not vested ($)	Equity Incentive plan awards; Number of unearned shares, units or other rights that have not vested ($)	Equity incentive plan awards; Market or payout value of unearned shares, units or other rights that have not vested ($)
Michael J. Valentino	78,756	—		—	$12.44	7/22/2025	—	$—	$—	$—
Executive Chairman	33,753	—		—	$12.44	7/22/2025	—	$—	$—	$—

Natasha Giordano
President and	86,872	—		—	$6.72	8/10/2027	—	$—	$—	$—
Chief Executive Officer	216,580	—		—	$12.44	9/25/2025	—	$—	$—	$—

Rita M. O’Connor	40,000	20,000	(1)	—	$6.28	7/1/2027	—	$—	$—	$—
Chief Financial Officer

(1) Ms. O’Connor’s option award vests with respect to 20,000 shares on the third anniversary of the initial grant date, generally subject to Ms. O’Connor’s continued employment with the Company.

Potential Payments Upon Termination or Change-in-Control

The employment agreements for each of our named executive officers provide for severance payments of (i) the named executive officer’s annual base salary (except for Ms. Giordano, who shall be entitled to receive 150% of her annual base salary), (ii) the annual bonus for a previously completed year but unpaid as of the employment termination date, and (iii) a pro rata portion of the annual bonus the named executive officer would have earned for the fiscal year in which the employment termination occurs in the event the employment is terminated, either voluntarily with “Good Reason” or by the Company without “Cause”, as defined in the applicable employment agreement. The severance payments are to be payable in one lump sum payment following the date of employment termination according to our regular payroll practices and policies. A named executive officer receiving severance payments is also entitled to such employee benefits (including equity compensation), if any, as to which such named executive officer may be entitled under the Company’s employee benefit plans as of the employment termination date.

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Compensation of Non-Employee Directors

The following table presents a summary of the compensation earned by each non-employee director who served on the Board during the fiscal year ended December 31, 2018:

Name	Fees earned or paid in cash ($)	Option awards ($)	All other compensation ($)	Total ($)
Gary Balkema	50,000	—	—	50,000
Kirk Calhoun	55,000	—	—	55,000
Robert Casale	50,000	—	—	50,000
John Hadden II	80,000	—	—	80,000

Cash Retainer Compensation

Non-employee members of our Board are paid an annual cash retainer for their service, with additional compensation for chairing a committee of the Board. In addition, Mr. Hadden received compensation for additional services provided as a director. The compensation paid to the members of the Board is indicated in the chart below:

2018 Director Cash Compensation
Director Annual Retainer (all)	$40,000
Additional Annual Retainer to Audit Committee Chairperson	$15,000
Additional Annual Retainer to Compensation Committee Chairperson	$10,000
Additional Annual Retainer to Nominating and Corporate Governance Committee Chairperson	$10,000

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Stockholder Proposals

Proposals of stockholders intended to be presented at the Company’s 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) must be delivered to or mailed and received at the principal executive offices of the Company not less than ninety (90) days nor more than one hundred twenty (120) days prior to the annual meeting of stockholders; provided, however, that if the date of the 2020 Annual Meeting is advanced more than thirty (30) days prior to or delayed by more than sixty (60) days after the anniversary of the preceding year’s annual meeting, to be timely, notice by the stockholder must be so received not later than the close of business on the tenth (10th) day following the day on which public disclosure of the date of the 2020 Annual Meeting is first given or made, and must satisfy the requirements of the proxy rules promulgated by the SEC, in order to be included in our proxy statement and form of proxy relating to the 2020 Annual Meeting.

Under SEC rules, if the Company does not receive notice of a stockholder proposal at least 45 days prior to the first anniversary of the date of mailing of the prior year’s proxy statement, then the Company will be permitted to use its discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement. In connection with the 2020 Annual Meeting, if the Company does not have notice of a stockholder proposal on or before May 18, 2020, the Company will be permitted to use its discretionary voting authority as outlined above.

Proxy Solicitation

We are making this solicitation of proxies on behalf of the Board, and we will bear the cost of soliciting proxies. We have retained InvestorCom LLC, at 19 Old Kings Highway S., Suite 210, Darien, CT 06820, to act as a proxy solicitor in connection with the Annual Meeting at a cost of $5,000, plus reasonable out-of-pocket expenses. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, stockholders or their representatives by directors, officers and other of our employees who will receive no additional compensation therefor. We request persons such as brokers, nominees and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy materials to their principals and to request authority for the execution of the proxy. We will reimburse such persons for their reasonable expenses.

Annual Report

The 2018 Form 10-K is being sent with this Proxy Statement to each stockholder and is available at www.plxpharma.com. The 2018 Form 10-K contains audited consolidated financial statements of the Company and its subsidiaries for the fiscal year ended December 31, 2018. The 2018 Form 10-K, however, is not to be regarded as part of the proxy soliciting material.

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PLX PHARMA INC.

ANNUAL MEETING OF STOCKHOLDERS – AUGUST 15, 2019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of PLx Pharma Inc., a Delaware corporation (the “Company”), hereby appoints Natasha Giordano and Rita O’Connor, each with full power of substitution, as proxies, to vote all capital stock of the Company that the stockholder would be entitled to vote on all matters that may properly come before the Company’s 2019 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 11:00 a.m., local time, on Thursday, August 15, 2019 at the offices of Olshan Frome Wolosky LLP located at 1325 Avenue of the Americas, New York, New York 10019, and any adjournments or postponements thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore given by the undersigned for the Annual Meeting.

This proxy when properly executed and returned will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted in accordance with the recommendations of the Board. The proxies are also authorized to vote upon such other matters as may properly come before the Annual Meeting in accordance with their discretion.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

The Board recommends a vote FOR the election of the listed nominees and FOR Proposal 2.

1.	Election of nominees named below to the Board of Directors of the Company.

☐ FOR ALL NOMINEES.

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES.

☐ FOR ALL EXCEPT

(See instructions below)

Nominees:	¡	Gary Balkema
	¡	Kirk Calhoun
	¡	Robert Casale
	¡	Natasha Giordano
	¡	John Hadden II
	¡	Michael Valentino

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●
2.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.
FOR ☐	AGAINST ☐	ABSTAIN ☐

This proxy may be revoked prior to the time it is voted by delivering to the Secretary of the Company either a written revocation or a proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

 PLEASE ACT PROMPTLY

PLEASE SIGN AND DATE THIS PROXY CARD
AND RETURN IT IN THE ENCLOSED ENVELOPE TODAY

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

DATE: ___________________
(Signature of Stockholder)

DATE: ___________________
(Signature of Stockholder)

Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.